Exhibit 99.1

NOTICE OF REDEMPTION

TO THE HOLDERS OF

$250,000,000 3.875% Senior Notes due 2016 (the “Notes”) of

Hyatt Hotels Corporation (the “Company”)

CUSIP NUMBER: 448579AC6*

NOTICE IS HEREBY GIVEN pursuant to Section 3.03 of the Indenture, dated as of August 14, 2009 (the “Original Indenture”), as supplemented by a second supplemental indenture, dated as of August 4, 2011 (the “Second Supplemental Indenture” and, together with the Original Indenture, the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a third supplemental indenture, dated as of August 9, 2011 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. Pursuant to Section 3.03 of the Base Indenture, Section 2.09 of the Third Supplemental Indenture and paragraph 11 of the Notes, the Company intends to redeem in full $250,000,000 aggregate principal amount of the Notes outstanding on April 11, 2016 (the “Redemption Date”) at a price (the “Redemption Price”) of $254,006,833.87, which, as calculated by the Quotation Agent, is equal to the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed from the Redemption Date to August 15, 2016 (except for accrued but unpaid interest) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 50 basis points, plus accrued but unpaid interest on the Notes to, but not including, the Redemption Date. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Indenture.

The Redemption Price will become due and payable on the Redemption Date. Unless the Company defaults in paying the Redemption Price, or the Trustee, as paying agent (the “Paying Agent”), is prohibited from paying the Redemption Price pursuant to the terms of the Indenture, interest will cease to accrue and be payable on the Notes redeemed from and after the Redemption Date. Subject to the procedures of the Depository Trust Company (“DTC”) described below, payment of the Redemption Price will be made only upon presentation and surrender of the Notes at the corporate trust office of the undersigned Paying Agent as set forth below:

Wells Fargo Bank, National Association

By Registered or Certified Mail:	By Regular Mail or Overnight Courier:

WELLS FARGO BANK, N.A.	WELLS FARGO BANK, N.A.
Corporate Trust Operations	Corporate Trust Operations
MAC N9303-121	MAC N9303-121
PO Box 1517	Sixth & Marquette Avenue
Minneapolis, MN 55480	Minneapolis, MN 55479

In Person by Hand Only:	By Facsimile:

WELLS FARGO BANK, N.A.	(For Eligible Institutions only):
12th Floor – Northstar East Building	fax. (612) 667-6282
Corporate Trust Operations	Attn. Bondholder Communications
608 Second Avenue South
Minneapolis, MN 55479	For Information or Confirmation by
Telephone: (800) 344-5128, Option 0
Attn. Bondholder Communications

As of the date hereof, the Notes are represented by one or more global notes in definitive, fully registered form deposited with the Trustee as custodian for DTC, as depositary under the Indenture, and registered in the name of DTC or a nominee of DTC for the accounts of institutions that have accounts with DTC (“Participants”). Beneficial interests in the Notes are shown on book-entry records maintained by DTC (with respect to Participants) and such Participants (with respect to the owners of beneficial interests in the Notes other than Participants). Accordingly, the Notes will be surrendered and redeemed in accordance with the applicable procedures of DTC. Owners of beneficial interests in the Notes should contact Participants or other agents through which they may hold such beneficial interests for more information.

By: Hyatt Hotels Corporation

Dated: March 15, 2016

NOTICE

In order to avoid 28% U.S. federal backup withholding on any payments made to you as a Holder of, or owner of beneficial interests in, the Notes, you should: (i) if you are a United States person, provide a correct taxpayer identification number, generally your social security number or federal employer identification number, on U.S. Internal Revenue Service (“IRS”) Form W-9, and certify on such form that you are not subject to backup withholding; (ii) if you are not a United States person, provide an IRS Form W-8BEN or W-8BEN-E (or other applicable Form W-8); or (iii) otherwise establish an exemption from backup withholding. You should provide this information to the Paying Agent or the Participant or other relevant agent through which you may hold beneficial interests in the Notes. Please consult your tax advisors regarding the withholding and other tax consequences of the redemption of the Notes. IRS Forms are available at http://www.irs.gov.

*	No representation is made as to the correctness or accuracy of the CUSIP number either as printed on the Notes or as contained in any notice of redemption or exchange.